UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2026

SPHERE 3D CORP.

(Exact name of registrant as specified in its charter)

Ontario	001-36532	98-1220792
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

243 Tresser Blvd, 17th Floor
Stamford, Connecticut, United States 06901
(Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (647) 952 5049

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:s

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares	ANY	Nasdaq Capital Market
Common Shares Purchase Rights	N/A	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On September 14, 2026, Sphere 3D Corp. (the “Company”) posted on its website an investor presentation regarding its business and certain operative initiatives. A copy of the investor presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information contained in this Item 7.01, including Exhibit 99.1 attached hereto, is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, except to the extent expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Investor Presentation, dated September 14, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: September 14, 2026

SPHERE 3D CORP.

By:	/s/ Joel Block
Joel Block
Chief Executive Officer

2